Exhibit 99.1

FORT Robotics Secures Approximately $20 Million in Additional Funding led by Tiger Global and Mark Cuban Companies

Investors increase their commitments as FORT plans to become the first public company dedicated principally to physical AI safety

PHILADELPHIA – October 22, 2026 – FORT Robotics, Inc., the safety platform developing the Trust Layer for Physical AI, today announced approximately $20 million in new commitments from existing investors, expanding the capital available to support FORT’s next phase of growth. Tiger Global is leading an approximately $10 million financing, with participation from Mark Cuban Companies, that is expected to close this week. Tiger Global has also committed an additional $10 million to the previously announced common equity PIPE (Private Investment in Public Equity) expected to close in connection with the closing of FORT’s proposed business combination with Newbury Street II Acquisition Corp (Nasdaq: NTWO). Together with previously announced PIPE commitments, today’s announcement brings the total committed capital to date in connection with FORT’s proposed business combination to more than $50 million.

The additional investment is expected to help FORT further accelerate its growth by expanding its team and operating capacity to meet growing customer demand and pursue opportunities across the rapidly developing physical AI market. FORT intends to use the additional capital to support new and expanding customer opportunities across warehousing, defense, construction, and other markets adopting increasingly autonomous systems.

FORT’s Trust Layer serves as foundational safety infrastructure for robotic systems and is currently deployed across more than 19,500 units to a global base of over 600 customers, including Agility Robotics, DoorDash, Cobot, Zoox, Textron, and Google DeepMind. Upon the closing of the Business Combination, the combined company will be named FORT Robotics Holdings, Inc. and is expected to list on the Nasdaq Stock Market under the new ticker symbol “FROB,” subject to regulatory approvals, creating the first publicly traded company dedicated principally to the safe and scalable deployment of physical AI.

“As the opportunity for physical AI continues to expand, we believe FORT plays a critical role in building an independent safety layer that is foundational to its adoption,” said Griffin Schroeder, Partner at Tiger Global. “Our continued investment reflects our conviction in FORT’s progress and promise.”

Tiger Global has been a FORT investor since 2022, when it led the company’s Series B round. The firm’s investment follows a number of recent milestones for FORT, including an expanded partnership with Agility Robotics, the announcement of FORT’s new Connectivity Aggregation software product, and new customer opportunities.

“Automation and autonomy are expanding across nearly every major industry, creating a significant need for solutions that make intelligent machines safe, secure, and reliable,” said Samuel Reeves, Founder and CEO of FORT Robotics. “Tiger Global’s increased commitment gives us additional resources to scale our team and operating capacity as we respond to growing customer demand. We believe the opportunity for FORT has never been greater, and this investment positions us to move faster as physical AI adoption accelerates.”

About FORT Robotics

FORT Robotics is the Trust Layer for Physical AI, with the charter of making autonomous machines safe, secure, and reliable enough to deploy at scale alongside humans. Partnering with FORT gives robot manufacturers and end users the ability to certify safety, maximize efficiency, and accelerate time to market.

Since its founding in 2018, FORT has become a leading provider of safety solutions across the robotics industry, with its solutions being used across warehousing, transportation, manufacturing, construction, agriculture, mining, energy, defense, and other industries. FORT has secured 25 patents and deployed more than 19,500 units to a global base of over 600 customers including Fortune 500 category leaders.

Backed by leading strategic and financial investors including Tiger Global, Mark Cuban Companies, and Prologis Ventures, FORT is pursuing a Nasdaq listing through its business combination with Newbury Street II Acquisition Corp (Nasdaq: NTWO).

More information at www.fortrobotics.com

About Tiger Global

Tiger Global is a research-driven investment firm pursuing a long-term approach to partnering with high-quality, innovative companies across different stages of their lifecycle. With more than 25 years of experience, we aim to identify and invest in the best companies in the world.

About Newbury Street II Acquisition Corp

Newbury Street II is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Newbury Street II is led by Chief Executive Officer Thomas Bushey, former President of Ondas (Nasdaq: ONDS), a leading provider of private wireless networks and autonomous robotics platforms for industrial infrastructure.

Additional Information and Where to Find It

In connection with the Business Combination, Newbury Street II and the Company have confidentially submitted a draft Registration Statement on Form S-4 (the “Registration Statement”) to the SEC and intend to publicly file the Registration Statement with the SEC, which will include a proxy statement to Newbury Street II shareholders and a prospectus for the registration of Newbury Street II’s securities to be issued in connection with the Business Combination. This press release does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Newbury Street II’s shareholders and other interested persons are advised to read the Registration Statement and other documents filed in connection with the Business Combination, as these materials will contain important information about the Company, Newbury Street II, and the Business Combination. Shareholders may obtain a copy of the Registration Statement, once available, as well as other documents filed by Newbury Street II with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Newbury Street II Acquisition Corp, 121 High Street, Floor 3, Boston, Massachusetts 02110.

BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF NEWBURY STREET II ARE URGED TO READ THE REGISTRATION STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION.

Participants in the Solicitation

Newbury Street II, the Company, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Newbury Street II’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Newbury Street II’s executive officers and directors in the solicitation by reading Newbury Street II’s filings with the SEC, including the final prospectus of Newbury Street II dated as of October 31, 2024 and filed by Newbury Street II with the SEC on November 1, 2024 (the “IPO Prospectus”). To the extent that holdings of Newbury Street II’s securities have changed from the amounts reported in the IPO Prospectus, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information concerning the interests of Newbury Street II’s and the Company’s participants in the solicitation, which may, in some cases, be different than those of their respective equity holders generally, will be set forth in the Registration Statement relating to the Business Combination when it becomes publicly available.

No Offer or Solicitation

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE BUSINESS COMBINATION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION IN THIS PRESS RELEASE. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. The Company has based these forward-looking statements on current expectations and projections about future events. These statements include: projections of market opportunity and market share; new and contemplated investments in the Company; expectations regarding the Company’s ability to execute its business model and the expected financial benefits of such model; expectations regarding the Company’s ability to attract, retain and expand its customer base; expectations regarding the funding of the PIPE commitment; the Company’s deployment of proceeds from capital raising transactions; its expectations concerning relationships with strategic partners and other third parties; future ventures or investments in companies, products, services or technologies; the successful consummation and potential benefits of the proposed transaction and expectations related to its terms and timing; and the potential for the Company to increase in value.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of the Company.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that the Company is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; the Company’s historical net losses and limited operating history; the Company’s expectations regarding future financial performance, capital requirements and unit economics; the Company’s use and reporting of business and operational metrics; the Company’s competitive landscape; the Company’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the potential need for additional future financing; the Company’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; the Company’s reliance on strategic partners and other third parties; the Company’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use, rate of adoption and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate as a public company; the possibility that required regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed transaction; the risk that shareholders of Newbury Street II could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings or government investigations that may be commenced against the Company or Newbury Street II; failure to realize the anticipated benefits of the proposed transaction; the ability of Newbury Street II or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and other factors described in Newbury Street II’s filings with the SEC.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of (i) the IPO Prospectus, (ii) the annual report on Form 10-K filed by Newbury Street II with the SEC on March 6, 2026, (iii) the Registration Statement referenced above when publicly available and (iv) other documents filed by Newbury Street II and the Company from time to time with the SEC. These filings will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. There may be additional risks that neither Newbury Street II nor the Company presently knows, or that Newbury Street II and/or the Company currently believe are immaterial, that could cause actual results to differ from those contained in the forward-looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward-looking statements in this press release. Past performance by Newbury Street II’s or the Company’s management teams and their respective affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of Newbury Street II’s or the Company’s management teams or businesses associated with them as indicative of future performance of an investment or the returns that Newbury Street II or the Company will, or may, generate going forward. None of the parties nor any of their representatives gives any assurance that any of Newbury Street II, the Company, or the combined company will achieve its expectations.

Investor Contact:

investors@fortrobotics.com

Media Contact:

Element Public Relations, media@fortrobotics.com

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